UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment No.    )

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GATEWAY ENERGY CORPORATION
1415 Louisiana Street, Suite 4100
Houston, Texas 77002
________________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
August 18, 2010

To the Stockholders of Gateway Energy Corporation:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Gateway Energy Corporation (the “Company”) to be held at the Doubletree Hotel Houston Downtown, 400 Dallas Street, Houston, Texas 77002 on August 18, 2010 at 10:00 a.m. (local time), for the following purposes:

(1)
to elect Perin Greg deGeurin, David F. Huff, John O. Niemann, Jr., Frederick M. Pevow, Jr., John A. Raasch and Paul G. VanderLinden, III as directors of the Company to serve until the next annual meeting of stockholders;

(2)	to ratify the appointment of Pannell Kerr Forster of Texas, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010; and

(3)	to transact any other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

Only stockholders of record at the close of business on June 30, 2010 will be entitled to vote at the Annual Meeting or at any postponement or adjournment of the Annual Meeting.

The Board of Directors of the Company (the “Board of Directors”) appreciates and encourages stockholder participation in the Company’s affairs, and we hope you can attend the Annual Meeting in person.  Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented.  Therefore, please mark, sign, date and mail the enclosed proxy in the envelope provided at your earliest convenience.

By Order of the Board of Directors

/s/  Frederick Pevow
Frederick Pevow
President and Chief Executive Officer
Houston, Texas
July 23, 2010

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on August 18, 2010 – the proxy statement, proxy card and annual report to stockholders are available at http://www.amstock.com/ProxyServices/ViewMaterials.asp.
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GATEWAY ENERGY CORPORATION

1415 Louisiana Street, Suite 4100
Houston, Texas 77002

___________________________

PROXY STATEMENT

2010 ANNUAL MEETING OF STOCKHOLDERS

_______________________________________

This proxy statement (the “Proxy Statement”) is furnished to the holders of Common Stock, par value $0.25 per share (the “Common Stock”), of Gateway Energy Corporation (“we,” “us” or the “Company”) in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board” or “Board of Directors”) to be voted at the Annual Meeting of Stockholders (the “Annual Meeting”) of the Company to be held at the Doubletree Hotel Houston Downtown, 400 Dallas Street, Houston, Texas 77002 on August 18, 2010 at 10:00 a.m. (local time), and at any postponement or adjournment of the Annual Meeting.

The Annual Meeting is being called for the following purposes:

(1)
to elect Perin Greg deGeurin, David F. Huff, John O. Niemann, Jr., Frederick M. Pevow, Jr., John A. Raasch and Paul G. VanderLinden, III as directors of the Company to serve until the next annual meeting of stockholders;

(2)	to ratify the appointment of Pannell Kerr Forster of Texas, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010; and

(3)	to transact any other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

This Proxy Statement and the enclosed proxy card are first being mailed to stockholders of the Company on or about July 23, 2010.

******************************************************************************************************************************************
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on August 18, 2010 – the proxy statement, proxy card and annual report to stockholders are available at http://www.amstock.com/ProxyServices/ViewMaterials.asp.
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GENERAL INFORMATION

Record Date; Voting Rights; Vote Required

Stockholders of record at the close of business on June 30, 2010 (the “Record Date”) are entitled to vote on matters to come before the Annual Meeting.  Stockholders of record include individuals holding stock certificates in their names and brokers who hold shares of Common Stock on account for the benefit of their clients, who are the beneficial owners.  On the Record Date there were outstanding and entitled to vote 19,402,853 shares of Common Stock.  Each share of Common Stock is entitled to one vote on each matter presented.

A majority of the votes entitled to be cast at the Annual Meeting, in person or by proxy, will constitute a quorum for the transaction of business.  Abstentions will be included in determining the number of shares present for purposes of obtaining a quorum.  Broker non-votes will also be treated as present for purposes of determining the presence of a quorum at the Annual Meeting.  Broker non-votes occur when a broker, bank or other nominee holding stock for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that particular proposal and has not received voting instruction from the beneficial owner.  If a quorum should not be present, the Annual Meeting may be adjourned from time to time until the necessary quorum is obtained.

In voting on the election of directors of the Company, votes may be cast in favor or withheld for any or all nominees.  The election of a director of the Company will be determined by a plurality of the votes cast at the Annual Meeting, in person or by proxy.  This means that the nominees receiving the highest number of votes at the Annual Meeting will be elected.  Stockholders can withhold authority to vote for one or more nominees for director of the Company.  Shares of Common Stock not voted, whether by specifically withholding authority to vote on your proxy card or otherwise, will have no impact on the election of directors except to the extent the failure to vote for an individual results in another individual receiving a larger proportion of the total votes. Stockholders do not have cumulative voting rights in the election of directors.

In voting on ratifying the appointment of Pannell Kerr Forster of Texas, P.C. as the Company’s independent registered public accounting firm, votes may be cast in favor of the proposal or against the proposal, or you may abstain from voting.  The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal will be required for ratification of this appointment.  Abstentions will not be voted in favor of the ratification, although they will be counted for purposes of determining whether there is a quorum.  Accordingly, an abstention will have the effect of a vote against this proposal.  None of the proposals is subject to, or is conditioned upon, the approval of the other proposals.

There is an important change this year regarding broker non-votes and director elections. Under a new rule that is effective for the Annual Meeting, brokers are no longer permitted to vote in the election of directors if the broker has not received voting instructions from the beneficial owner.  This represents a change from prior years, when brokers had discretionary voting authority in the election of directors.  Under the current rules, the broker can register your shares of Common Stock as being present at the Annual Meeting for purposes of determining the presence of a quorum and can vote on the routine matters, but will not be able to vote on those matters for which specific authorization is required under the new rules.  Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares of Common Stock.

At the Annual Meeting, your broker does not have discretionary voting authority to vote on the election of directors without instructions from you, in which case a broker non-vote will occur and your shares of Common Stock will not be voted on this proposal.  However, your broker has discretionary voting authority to vote your shares of Common Stock on the routine matter of ratification of Pannell Kerr Forster of Texas, P.C. as the Company’s independent registered public accounting firm, even if the broker does not receive voting instructions from you.

Voting by Proxy

If you are a stockholder of record, you may vote your shares of Common Stock before the Annual Meeting by marking, signing and dating the enclosed proxy and returning it in the envelope provided.

If your shares of Common Stock are held in the name of a broker, bank or other nominee, only it can execute a proxy representing your shares of Common Stock and only upon receipt of your specific instructions.  Accordingly, you should follow the instructions included in the materials you have received or contact the person responsible for your account and give instructions to vote your shares of Common Stock on your behalf.

All properly executed proxies received by 11:59 p.m. Eastern Daylight Time on August 17, 2010, and that are not revoked, will be voted in accordance with the instructions contained thereon, and if no instruction is specified, the proxies will be voted “FOR” the election of the six director nominees and “FOR” ratification of the appointment of Pannell Kerr Forster of Texas, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

Revocation of Proxies

Any proxy may be revoked by a stockholder of record at any time before it is exercised by giving written notice to that effect to the Secretary of the Company or by signing a later-dated proxy.  Stockholders of record who attend the Annual Meeting may revoke any proxy previously granted and vote in person.

If your shares of Common Stock are held in the name of a broker, bank or other nominee, only it can execute a revocation of a previously executed proxy representing your shares of Common Stock and only upon receipt of your specific instructions.  Accordingly, if you wish to revoke a previously executed proxy, you should follow the instructions included in the materials you have received or contact the person responsible for your account and give instructions to execute a revocation of your previously executed proxy or give new instructions to vote your shares of Common Stock on your behalf.

Voting in Person

You may attend the Annual Meeting and cast your vote there; however, whether or not you plan to attend, we urge you to cast your vote as soon as possible by completing and returning the enclosed proxy.  To vote your shares of Common Stock in person at the Annual Meeting, when you arrive at the Annual Meeting, you will be asked to present photo identification, such as a driver’s license, to verify your record ownership of shares of Common Stock.

If you are a beneficial owner of shares of Common Stock held by a broker, bank or other nominee, you will need proof of ownership to be admitted to the Annual Meeting.  A recent brokerage statement or letters from a bank or broker are examples of proof of ownership.  If you want to vote your shares of Common Stock held in nominee name in person, you must obtain a valid written proxy in your name from the broker, bank or other nominee that holds your shares of Common Stock.  Usually your broker, bank or other nominee will assist you in this procedure.

Solicitation of Proxies

The cost of the solicitation of proxies will be borne by the Company.  In addition to the use of the mails, proxies may be solicited personally or by telephone or electronic media by regular employees of the Company.  The Company may reimburse brokers and other custodians, nominees or fiduciaries for their expenses in forwarding proxy material to security owners and obtaining their proxies.

Householding

If a stockholder and other residents at the same mailing address own shares of Common Stock in street name, the stockholder’s broker, bank or other nominee may send a notice that the household will receive only one annual report and proxy statement for each company in which the stockholder holds shares through that broker, bank or nominee.  This practice is called “householding.”  If you are a stockholder who has received such a notice and you did not respond that you did not want to participate in householding, you are deemed to have consented to that process.  If these procedures apply to you, your nominee will have sent one copy of our annual report and proxy statement to your address.  You may revoke your consent to householding at any time by contacting us at 1415 Louisiana Street, Suite 4100, Houston, Texas 77002 ATTN: Secretary or (713) 336-0844.  If you did not receive an individual copy of our annual report and proxy statement, we will send copies to you if you contact us at the above address or telephone number.  If you and other residents at your address have been receiving multiple copies of our annual report and proxy statement and desire to receive only a single copy of these materials, you may contact your broker, bank or other nominee or contact us at the above address or telephone number.

PROPOSAL 1

ELECTION OF DIRECTORS

On May 19, 2010, six members of the seven-member Board of Directors, Charles O. Buckner, Steven W. Cattron, William A. Henry, Robert Panico, J. Darby Seré and Gordon L. Wright, resigned from the Board of Directors.  On June 1, 2010, Mr. Raasch, the sole remaining member of the Board of Directors following the resignations of such directors, appointed Perin Greg deGeurin, David F. Huff, John O. Niemann, Jr., Frederick M. Pevow, Jr. and Paul G. VanderLinden, III as directors of the Company to serve through the conclusion of the Annual Meeting.  The Board of Directors has nominated each of these five appointees and Mr. Raasch for election as a director of the Company at the Annual Meeting.

The Board of Directors has concluded that each of the six director nominees should serve as a director of the Company because each nominee has significant experience and a strong reputation in areas relevant to the strategy and operations of the Company, as well as key geographic markets in which its operates.  Each of the nominees has held senior positions in, and in some cases own and run, complex business organizations.  In these positions, each nominee has gained experience in core management skills, such as strategic and financial planning, corporate governance, risk management and leadership development.  In addition, the Board of Directors believes that each of the nominees has other key attributes that are important to an effective board:  integrity and demonstrated high ethical standards; sound judgment; analytical skills, the ability to engage management and each other in a constructive and collaborative fashion; diversity of background, experience and thought; and the commitment to devote significant time and energy to service on the Board of Directors and its committees.

Each nominee has consented to being named in this Proxy Statement and has agreed to serve as a director of the Company if elected.  With the exception of Mr. Pevow, the Company’s President and Chief Executive Officer, each nominee satisfies the independence requirements of the Securities and Exchange Commission (the “SEC”) and Nasdaq listing standards.  Each director elected will hold office until the next annual meeting of stockholders or until his successor is duly elected or appointed, unless his office is earlier vacated.

The proxy holders named in the proxy intend to vote “FOR” the election of the six director nominees named below unless authority to so vote is withheld.  In the unexpected event that any of the nominees is unable to serve or for good cause will not serve as a director of the Company, the proxy holders reserve the right to vote for such substitute nominees that are designated by the Board of Directors.

As of the date of this Proxy Statement, there is a vacancy on the seven-member Board of Directors and the Nominating Committee has not identified a nominee to fill the seventh seat on the Board.  The proxy holders may only vote for a total of six persons for election to the Board, including the nominees name in this Proxy Statement and any substitute nominees designated by the Board.  Accordingly, the proxy holders may not vote your shares of Common Stock to elect a director to fill the vacant seat on the Board.

Set forth below is each nominee’s name, age, period of service as a director of the Company, position(s) at the Company, present principal occupation and principal occupations and directorships for at least the last five years.

Perin Greg (“Greg”) deGeurin.  Mr. deGeurin, age 48, has served as a director of the Company since June 2010.  Mr. deGeurin is the president and co-owner of DeGeurin Realty, Inc., a commercial and residential real estate brokerage.  He has been the president and co-owner of DeGeurin Realty, Inc. since 1989.  Mr. deGeurin graduated from the University of Texas at Austin with a bachelor of arts from the School of Communications.  The Board of Directors has concluded that it would benefit from Mr. deGeurin’s executive experience and his connections in the geographic markets in which the Company operates.

David F. Huff.  Mr. Huff, age 45, has served as a director of the Company since June 2010.  He is the president and co-owner of Progressive Pumps & Controls Corporation, a distributor of industrial pumps and related accessories, a position he has held since 2009.  Mr. Huff was the vice president of Progressive Pumps & Controls from 2006 to 2008.   He was the chief financial officer of Academy Sports & Outdoors from 2005 to 2006.  Mr. Huff was formerly an investment banker for Bank of America and Bear, Stearns & Co. Inc., specializing in the energy sector.  He graduated with a Bachelor of Business Administration from the University of Texas at Austin and earned a Masters in Business Administration from The Wharton School of the University of Pennsylvania.  The Board of Directors has concluded that it would benefit from Mr. Huff’s background as an investment banker in the energy sector, his strong connections in that industry and his executive leadership experience.

John O. Niemann, Jr.  Mr. Niemann, age 53, has served as a director of the Company since June 2010 and currently serves as Chairman of the Audit Committee.  He is the president and chief operating officer of Arthur Andersen LLP, and has been since 2003.  He previously served on the administrative board of Arthur Andersen LLP and on the board of partners of Andersen Worldwide.  He began his career at Arthur Andersen in 1978 and served as a partner from 1987 until 2002 and in increasing responsibilities in senior management positions, since 1992.  Mr. Niemann has served on the board of directors of many Houston area non-profit organizations, including Strake Jesuit College Preparatory School (past chair of the board), The Regis School of the Sacred Heart (past chair of the board), The Houston Symphony, The Alley Theatre and Taping for the Blind, Inc.  He graduated with a bachelor of arts in managerial studies (magna cum laude) and a masters in accounting from Rice University and received a juris doctor (summa cum laude) from the South Texas College of Law.  The Board of Directors has concluded that it would benefit from Mr. Niemann’s accounting background and his executive leadership experience.

Frederick (“Fred”) M. Pevow, Jr.  Mr. Pevow, age 47, has served as President and Chief Executive Officer of the Company and as Chairman of the Board since June 2010.  Prior to June 2010 and since December 2008, Mr. Pevow was a private investor.  From February 2006 to December 2008, he was the president of Pevow and Associates, Inc., which provided investment and interim CFO consulting services to companies in the energy, power and chemicals industries.  He was the interim chief financial officer and a member of the board of directors of Texas Petrochemicals, Inc. from May 2004 to January 2006.  He was formerly a senior investment banker to the energy industry with Smith Barney Inc. and CIBC World Markets.  Mr. Pevow graduated with a bachelor of arts in the Plan II Honors Program, University of Texas at Austin.  The Board of Directors has concluded that it would benefit from having a representative of management on the Board of Directors, as well as from Mr. Pevow’s investment banking experience, industry expertise and past service as a member of the board of directors of other publicly traded companies.

John A. Raasch.  Mr. Raasch, age 77, has served as a director of the Company since 2004.  Mr. Raasch served as Interim President and Chief Executive Officer of the Company from May 2010 to June 2010 and October 2004 through May 2005.  He was Senior Vice President of Wachovia Securities until his retirement on December 31, 2003 after 33 years of service.  Other than his service as Interim President and Chief Executive Officer of the Company from May 2010 to June 2010 and October 2004 through May 2005, Mr. Raasch has not had a principal occupation since retiring from Wachovia Securities in December 2003.  The Board of Directors has concluded that it would benefit from Mr. Raasch’s history with the Company, as well as from his executive leadership experience.

Paul G. VanderLinden.  Mr. VanderLinden, age 56, has served as a director of the Company since June 2010.  He has been manager of market development of Radoil, Inc., a manufacturer of oil and gas equipment, since January 2009.  He was the president, chief operating officer and co-founder of Gulfshore Midstream Pipelines, Ltd., from 2001 until its sale to the Company in August 2007.  He has over 30 years of experience in the natural gas pipeline industry and held positions at Pan Energy, Natural Gas Pipeline Company of America and United Gas Pipe Line.  Mr. VanderLinden graduated with a bachelor of science in Geology from Eastern New Mexico University.  The Board of Directors has concluded that it would benefit from Mr. VanderLinden’s history with Gulfshore Mistream Pipelines, Ltd., which represents a significant portion of the Company’s assets, as well as from his broad industry experience.

Involvement in Certain Legal Proceedings

Other than as described below, none of the nominees for director of the Company has been involved in any legal proceedings in the preceding ten years of the type described in Item 401(f) of Regulation S-K.

John O. Niemann, Jr., in his role as a member of senior management of Arthur Andersen LLP, was named as an individual defendant in the following seven proceedings, some of which may have alleged fraud:  (i) Janice M. McLaren and James Campbell, individually and on behalf of all similarly situated stockholders of Enron Corp., v. Arthur Andersen LLP, David Duncan, D. Stephen Goddard, Jr., John Niemann, William Swanson, Dean Swick, and Tom Elsenbrook; (ii) William Coy and Candy Mounter, individually and on behalf of all similarly situated stockholders of Enron Corp., v. Arthur Andersen LLP, David T. Duncan, D. Stephen Goddard, Jr., John Niemann, William Swanson, Dean Swick, and Tom Elsenbrook; (iii) Federal Insurance Company v. Arthur Andersen LLP, Larry J. Gorrell, Terry E. Hatchett, John O. Niemann, Jr., Stephen H. Rogers, and Louis P. Salvatore; (iv) Gilbert F. Viets v. Deloitte Touch LLP, et. al.; (v) James M. Neckopulos v. Arthur Andersen LLP, et. al.; (vi) Leonard R. Powers, et. al. v. Arthur Andersen LLP, et. al.; and (vii) Richard Huelsmann, et. al. v. Arthur Andersen LLP, et. al.  All of these proceedings have been settled, dismissed or decided in favor of the defendants without the finding or admission of any wrongdoing.  In addition, Arthur Andersen LLP has been involved in numerous securities related proceedings in the past ten years.  Except for the proceedings referenced above, Mr. Niemann was not named as an individual defendant in any other of these proceedings.

Recommendation of the Board of Directors

Our Board of Directors recommends a vote “FOR” the election of Perin Greg deGeurin, David F. Huff, John O. Niemann, Jr., Frederick M. Pevow, Jr., John A. Raasch and Paul G. VanderLinden, III as directors of the Company to serve until the next annual meeting of stockholders.

EXECUTIVE OFFICERS OF THE COMPANY

Frederick M. Pevow, Jr., whose information is provided above, has served as President and Chief Executive Officer of the Company since June 2010.  Set forth below is information about the Company’s other executive officer who does not serve as a director of the Company.

Jill R. Marlatt.  Mrs. Marlatt, age 26, has served as the Company’s Controller, Treasurer and Secretary since June 2010.  She has been employed at the Company since July 2009, previously as a Senior Accountant. She has prepared all consolidated financial statements, SEC filings and managed all audit and tax work since arrival.  From 2007-2009, Ms. Marlatt served as a Senior Auditor with Ernst & Young, LLP.  She is a Certified Public Accountant.  Prior to 2007, Ms. Marlatt attended Texas A&M University, where she graduated with a bachelor in accounting and masters in finance.

GOVERNANCE OF THE COMPANY

The Board of Directors

The business of the Company is managed under the direction of the Board of Directors.  Our Board of Directors currently consists of six persons, with one vacancy.  With the exception of Mr. Pevow, the Company’s President and Chief Executive Officer, each of our directors satisfies the independence requirements of the SEC and Nasdaq listing standards.

During the fiscal year ended December 31, 2009, the Board of Directors met seven times.  The Company has not adopted a formal policy on director attendance at the Company’s annual meetings of stockholders, although all directors are encouraged to attend.  All of the then serving directors of the Company attended the annual meeting of stockholders held in May 2009.

Board Leadership Structure

The Board recognizes that one of its key responsibilities is to evaluate and determine the optimal leadership structure of the Company so as to provide independent oversight of management.  The Board does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board as the Board believes it is in the best interests of the Company to make that determination based on the position and direction of the Company and the membership of the Board.  The Board has determined that having the Company’s Chief Executive Officer serve as Chairman of the Board is in the best interest of the Company’s stockholders at this time.  This structure makes the best use of the Chief Executive Officer’s knowledge of the Company and its industry and fosters stability and consistency of strategy during a transitional period in the Company’s management.  The Company does not have a lead independent director at this time.

Board Role in Risk Oversight

The Board, together with the executive officers of the Company, has the primary responsibility for risk management within the Company.  The Board delegates many of its risk oversight functions to the Audit Committee.  Under its charter, the Audit Committee is responsible for discussing with management and the Company’s independent auditor any significant risks or exposures and assessing the steps management as taken to minimize such risks.  The Audit Committee is also responsible for discussing with management and the Company’s independent auditor, and overseeing the Company’s underlying policies with respect to, risk assessment and risk management.  The Audit Committee also oversees our legal and regulatory compliance programs.  In addition to the Audit Committee’s work in overseeing risk management functions, our full Board regularly engages in discussions of the most significant risks that the Company is facing and how these risks are being managed, and the Board receives reports on these risk areas from executive officers of the Company.  The Board believes that the work undertaken by the Audit Committee, together with the work of the full Board and the executive officers of the Company, enables the Board to effectively oversee the Company’s risk management.

Compensation of Directors

The Company does not compensate employee-directors in their capacity as directors of the Company.  In the fiscal year ended December 31, 2009, the compensation policy for non-employee directors was as follows:

•	Annual retainers payable in stock valued at $10,000 as of the date of each annual meeting of stockholders.

•	A quarterly payment in cash of $2,500.

•	A quarterly payment to the Chairman of the Board of $1,250.

•	A quarterly payment to each member of the Audit Committee of $750.

•	A quarterly payment to each member of the other committees of the Board of Directors of $375.

•
A cash payment of $1,000 for each meeting of the Board, each meeting of a committee of the Board and each annual meeting of stockholders attended in person; provided that meetings held telephonically result in a cash payment of $125 per hour up to a maximum per meeting of $1,000 per day.

In addition, all directors of the Company are reimbursed for reasonable travel and lodging expenses incurred while attending meetings of the Board and committees thereof and annual meetings of stockholders.

The following table contains information regarding the compensation earned by non-employee members of the Board of Directors during the fiscal year ended December 31, 2009:

Name	Fees Earned or Paid in Cash	Stock Awards(1)	Total
Charles O. Buckner	$ 17,500	$ 10,000	$ 27,500
Steven W. Cattron	24,000	10,000	34,000
William A. Henry	16,000	10,000	26,000
John A. Raasch	16,000	10,000	26,000
J. Darby Seré	19,000	10,000	29,000
Gordon L. Wright	17,500	10,000	27,500

(1)
This column shows the grant date fair value of awards computed in accordance with stock-based compensation accounting rules (FASB ASC Topic 718).  As of the end of the fiscal year ended December 31, 2009, the aggregate number of stock awards outstanding for each non-employee director was as follows:

Name	Stock Awards
Charles O. Buckner	43,410
Steven W. Cattron	43,410
William A. Henry	43,410
John A. Raasch	43,410
J. Darby Seré	43,410
Gordon L. Wright	43,410

Committees of the Board of Directors

The Board of Directors has established an Audit Committee, a Compensation and Stock Option Committee and a Nominating Committee.

Audit Committee. The primary purpose of the Audit Committee is to protect the interests of the Company’s stockholders by assisting the Board of Directors in fulfilling its responsibilities over the financial policies and reporting process, internal controls, risk management structure and compliance with legal and regulatory requirements.  The Audit Committee recommends to the Board the appointment of the independent auditor, and periodically reviews and evaluates its performance and independence from management.

The Audit Committee acts under the authority of the Audit Committee Charter adopted by the Board of Directors on March 22, 2006, a copy of which is available on the Company’s website, www.gatewayenergy.com.

The Audit Committee is currently comprised of Mr. Niemann as Chairman and Messrs. Huff and Raasch.  Each member of the Audit Committee is independent from the Company as defined by Nasdaq listing standards.  During the fiscal year ended December 31, 2009, the Audit Committee, which was then comprised of Messrs. Buckner, Cattron and Seré, met four times.  Currently, Messrs. Niemann and Huff are, and, previously, Messrs. Buckner, Cattron and Seré were, audit committee financial experts as defined in Item 407(d)(5) of Regulation S-K.

Audit Committee Report.  Management has primary responsibility for the Company’s financial statements.  The Company’s independent registered public accounting firm, Pannell Kerr Forster of Texas, P.C., audits the annual financial statements prepared by management and expresses an opinion as to whether those financial statements fairly present the financial position, results of operations and cash flows of the Company in conformity with U.S. generally accepted accounting principles.  Additionally, Pannell Kerr Forster of Texas, P.C. conducts quarterly reviews of the Company’s financial statements in accordance with Statement on Auditing Standards (“SAS”) No. 100, “Interim Financial Information,” as amended by SAS No. 90, “Audit Committee Communications.”

The current Audit Committee have been advised that the previous Audit Committee comprised of Messrs. Buckner, Cattron and Seré performed the following during the fiscal year ended December 31, 2009:

•
Pannell Kerr Forster of Texas, P.C., the Company’s independent registered public accounting firm, discussed with the Audit Committee matters required to be discussed by SAS No. 61, “Communications with Audit Committees,” as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T;

•
The Audit Committee reviewed the Company’s annual audited financial statements and quarterly unaudited financial statements and met with both management and Pannell Kerr Forster of Texas, P.C. to discuss those financial statements.  Management has represented to the Audit Committee that those financial statements were prepared in accordance with U.S. generally accepted accounting principles;

•
The Audit Committee discussed with Pannell Kerr Forster of Texas, P.C. the written disclosures and letter from the auditor required by applicable requirements of the Public Company Accounting Oversight Board regarding the auditors communications with the Audit Committee concerning independence, and has discussed with the auditor the auditor’s independence from the Company; and

•
Based on its review and the discussions noted above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2009 for filing with the Securities and Exchange Commission.

John O. Niemann (Chairman)
David F. Huff
John A. Raasch

Compensation and Stock Option Committee.  The primary purpose of the Compensation and Stock Option Committee (the “Compensation Committee”) is to review and recommend to the Board of Directors compensation for officers of the Company and to administer the Company’s equity incentive plans.  The Board has delegated broad discretion to the Compensation Committee to review and develop the Company’s general compensation philosophy, policies and practices.  The Compensation Committee reports its findings with respect to the Company’s compensation philosophy, policies and practices to the Board along with the Compensation Committee’s recommendations regarding these matters to the Board for the Board’s review and approval.

The Compensation Committee makes recommendations regarding officer compensation in light of the Compensation Committee’s review of such officer’s performances.  The Compensation Committee may, from time to time, solicit input from the Company’s executive officers in conducting the performance reviews.  In addition, the Compensation Committee reviews the Company’s current equity incentive plans and makes recommendations to the Board regarding the plans, including, if necessary, the modification or termination of the plans or the adoption of new equity incentive plans.

The Compensation Committee also reviews and makes recommendations regarding the compensation of the Company’s directors.  The Compensation Committee and the Board believe that the Company’s 2007 Equity Incentive Plan allows the Company to attract and retain key executive officers and employees which, in turn, maximizes the value of the Company’s Common Stock.

The Compensation Committee acts under the authority of the Compensation and Stock Option Committee Charter adopted by the Board of Directors on March 22, 2006, a copy of which is available on the Company’s website, www.gatewayenergy.com.  The Compensation Committee may, in its discretion, retain an outside consultant to assist the Compensation Committee in discharging its duties; however none were retained for the fiscal year ending December 31, 2009.

The Compensation Committee is currently comprised of Mr. Huff as Chairman and Messrs, deGeurin and VanderLinden.  During the fiscal year ended December 31, 2009, the Compensation Committee, which was then comprised of Messrs. Henry, Seré and Wright, met two times.

Nominating Committee.  The process by which the Board of Directors anticipates that it will identify new candidates for Board membership is through recommendations of the Nominating Committee.  The primary purpose and responsibility of the Nominating Committee is to annually consider the size, composition and needs of the Board and consider and recommend candidates for membership on the Board.  The Nominating Committee evaluates candidates for service on the Board of Directors based on the Policy Statement Regarding the Selection and Tenure for Board of Directors adopted by the Company on March 22, 2006 and incorporated into the Nominating Committee Charter.  Nominees are chosen for their ability to represent all of the stockholders, and for their character, judgment, fairness and overall ability.  Desirable nominees bring valid business or professional knowledge and experience, preferably in the energy industry that can bear on the Company’s strategies and deliberations.  While there is no formal policy with regard to consideration of diversity in identifying nominees, the Nominating Committee will consider diversity in business experience, professional expertise, gender and ethnic background, along with various other factors when evaluating director nominees.

Stockholders may propose director candidates for consideration by the Nominating Committee. Any such recommendations should include the nominee’s name and qualifications for Board membership and should be directed to the Secretary at Gateway Energy Corporation, 1415 Louisiana Street, Suite 4100, Houston, Texas 77002.  The Nominating Committee will consider candidates for nomination submitted by stockholders on the same basis as any other candidate submitted for consideration as a nominee.  To nominate a director, a stockholder must deliver the information required by the Company’s by-laws.

On March 18, 2010, Mr. Pevow sent a letter to the Secretary of the Company recommending himself and Messrs. deGeurin, Huff, Niemann and VanderLinden as nominees for election as directors of the Company at the Annual Meeting.  On June 1, 2010, prior to the Nomination Committee reaching a decision on whether to nominate the proposed candidates, Messrs. deGeurin, Huff, Niemann, Pevow and VanderLinden were appointed as directors of the Company by Mr. Raasch.

The Nominating Committee acts under the authority of the Nominating Committee Charter approved and adopted by the Board of Directors on March 22, 2006, a copy of which is available on the Company’s website, www.gatewayenergy.com.

The Nominating Committee is currently comprised of Messrs. VanderLinden, Pevow and Raasch.  The Chairman of the Nominating Committee is yet to be determined.  During the fiscal year ended December 31, 2009, the Nominating Committee, which was then comprised of Messrs. Raasch, Henry and Wright, met one time.

Code of Ethics

The Company has adopted a Code of Ethics for all officers, directors and employees of the Company.  It is available for inspection on the Company's website, www.gatewayenergy.com, or by mail free of charge by written request to: Gateway Energy Corporation, ATTN: Jill R. Marlatt, Controller, 1415 Louisiana Street, Suite 4100, Houston, Texas 77002.  The Company intends to satisfy its disclosure requirements with respect to any amendment to, or waiver from, a provision of the Code of Ethics by posting such information on its Internet website.

Contact the Board of Directors

The Board of Directors has established a process by which stockholders may send communications to the Board.  Stockholders may direct questions or comments about accounting, internal accounting controls or auditing matters or other concerns to the Board of Directors by contacting the Board in either of the following ways:

Write to the Board:	E-mail the Board:
GEC Board of Directors Gateway Energy Corporation 1415 Louisiana Street Suite 4100 Houston, Texas 77002	info@gatewayenergy.com

•	Questions relating to accounting, internal accounting controls or auditing matters will be referred to the Chairman of the Audit Committee.

•	Other concerns will be referred to the Chairman of the Board.

•	All questions and comments will be received and processed by the Secretary or Assistant Secretary of the Company.

•	Stockholders will receive a written acknowledgement from the Secretary or Assistant Secretary upon receipt of the stockholder’s written question or comment.

•	Stockholders can report their concerns anonymously or confidentially.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the compensation paid during the fiscal years indicated to the individual who served as Chief Executive Officer of the Company; each of the Company’s two most highly compensated executive officers, other than the Chief Executive Officer, who were serving as executive officers at the end of the most recently completed fiscal year and whose salary and bonus exceeded $100,000; and any individual who would have satisfied this criteria but for the fact that the individual was not serving as an officer as of December 31, 2009 (collectively, the “Named Executive Officers”):

Name and Principal Position	Year	Salary	Bonus	Option Awards(2)	All Other Compen-sation	Total
Robert Panico, President and Chief Executive Officer(1)	2009 2008	$175,000 $175,000	$23,265 $24,500	$56,353 $56,302	$5,873 $5,873	$260,491 $261,675
Christopher M. Rasmussen, Chief Financial Officer, Treasurer and Secretary(1)	2009 2008	$128,750 $125,500	$11,250 $11,250	$27,565 $24,765	$4,221 $4,117	$171,796 $165,632

(1)	Messrs. Panico and Rasmussen were terminated as employees on May 19, 2010.
(2)
This column shows the grant date fair value of awards computed in accordance with stock-based compensation accounting rules (FASB ASC Topic 718).  See Note 6 to the Consolidated Financial Statements for the fiscal year ended December 31, 2009 included in the Company’s annual report on Form 10-K for assumptions made in reaching these valuations.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information regarding outstanding awards of stock options to the Named Executive Officers that have been granted but not exercised as of December 31, 2009.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price	Option Expiration Date
Robert Panico TOTAL	30,000 30,000 35,000 150,000 150,000 46,053 -- ________ 441,053	-- -- -- -- 75,000 92,105 228,000 ________ 395,105	$0.5000 $0.2625 $0.3400 $0.3600 $0.4500 $0.8500 $0.3160	02/06/2011(1) 04/02/2012(1) 03/30/2013(1) 05/24/2011(1) 03/15/2012(2) 05/21/2013(3) 05/20/2014(4)
Christopher M. Rasmussen TOTAL	50,000 70,000 21,930 -- ________ 141,930	-- 35,000 43,859 112,000 ________ 190,859	$0.3600 $0.4500 $0.8500 $0.3160	05/24/2011(1) 03/15/2012(2) 05/21/2013(3) 05/20/2014(4)

(1)	These options are fully vested.
(2)	These options became 34% vested on March 15, 2008 and 33% vested on March 15, 2009, with the balance vesting on March 15, 2010.
(3)
These options became 34% vested on May 21, 2009.  As result of the Company’s termination of employment of Messrs. Panico and Rasmussen on May 19, 2010, the unvested balance of these options terminated on May 19, 2010.

(4)	As result of the Company’s termination of employment of Messrs. Panico and Rasmussen on May 19, 2010, these options terminated on May 19, 2010.

Executive Employment Agreements

On August 23, 2006, the Company entered into employment agreements with Robert Panico and Christopher M. Rasmussen, the Company’s former President and Chief Executive Officer and former Chief Financial Officer, Treasurer and Secretary, respectively.  Under the agreements, Messrs. Panico and Rasmussen were to be compensated in their positions as officers of the Company.  The agreements provided for a minimum annual salary, which could be increased by the Board, of $139,920 and $90,000, for Messrs. Panico and Rasmussen, respectively.

The employment agreements provided for severance payments in the event the Company terminated the officer’s employment other than for cause, or if he resigned following certain adverse changes in the terms of his employment that constituted “good reason” under the agreement.  The employment agreements provided that the severance benefit for Messrs. Panico and Rasmussen would be a multiple of 1.5 and 1, respectively, times an amount equal to the highest sum of the officer’s base salary plus annual incentive bonus earned, in each of the three most recently completed fiscal years of the Company, provided that in the event of a change of control which occurred prior to the date of termination, such multiples would have increased to 2 and 1.5 times, respectively.

A “change in control” as defined in the agreements meant the occurrence of any of the following events and would have been deemed to have occurred on the date the first such event occurs:

•
Change in Voting Power.  Any person or persons acting together which would constitute a “group” for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (other than the Company, or any Subsidiary, or any entity beneficially owned by any of the foregoing), beneficially own (as defined in Rule 13(d)-3 under the Exchange Act) without Board approval or consent, directly or indirectly, at least 30% of the total voting power of the Company entitled to vote generally in the election of the Board;

•	Change in Board of Directors. Either:

o
the “current directors” cease for any reason to constitute at least a majority of the members of the Board (for these purposes, a “current director” meant any current member of the Board, and any successor of a current director whose election or nomination for election by the Company’s stockholders was approved by at least a majority of the current directors then on the Board); or

o	at any meeting of the stockholders of the Company called for the purpose of electing directors, a majority of the persons nominated by the Board for election as directors fail to be elected; or

•
Liquidation, Merger or Consolidation. The stockholders of the Company approve an agreement providing for the merger or consolidation of the Company (a) in which the Company is not the continuing or surviving corporation (other than consolidation or merger with a wholly owned subsidiary of the Company in which all shares outstanding immediately prior to the effectiveness thereof are changed into or exchanged for the same consideration) or (b) pursuant to which the shares are converted into cash, securities or other property, except a consolidation or merger of the Company in which the holders of the shares immediately prior to the consolidation or merger have, directly or indirectly, at least a majority of the common stock of the continuing or surviving corporation immediately after such consolidation or merger, or in which the Board immediately prior to the merger or consolidation would, immediately after the merger or consolidation, constitute a majority of the Board of the continuing or surviving corporation; or

•
Sale of Assets. The stockholders of the Company approve an agreement (or agreements) providing for the sale or other disposition (in one transaction or a series of transactions) of all or substantially all of the assets of the Company or a plan of complete liquidation of the Company.

The employment agreements also included customary non-competition provisions and customer and personnel non-solicitation provisions.

On May 19, 2010, the Company terminated the employment of Messrs. Panico and Rasmussen, in each case without cause.  In connection with the terminations of employment, on May 19, 2010, the Company entered into a separation agreement and release with each of Messrs. Panico and Rasmussen.  In connection with Mr. Panico’s separation agreement and release, Mr. Panico’s employment agreement was terminated, except for Section 12 (relating to arbitration of disputes) and Mr. Panico’s obligations pursuant to Sections 7 (relating to Mr. Panico’s non-disclosure, non-competition and non-solicitation obligations) and 18 (relating to Mr. Panico’s obligation to assist the Company in connection with certain litigation) thereof, and Mr. Panico received as severance $399,000.00 less deductions required by law and $36,322.24, less deductions required by law, representing satisfaction of the Company’s obligation of continuation of benefits.  In connection with Mr. Rasmussen’s separation agreement and release, Mr. Rasmussen’s employment agreement was terminated, except for Section 12 (relating to arbitration of disputes) and Mr. Rasmussen’s obligations pursuant to Sections 7 (relating to Mr. Rasmussen’s non-disclosure, non-competition and non-solicitation obligations) and 18 (relating to Mr. Rasmussen’s obligation to assist the Company in connection with certain litigation) thereof, and Mr. Rasmussen received as severance $217,097.00 less deductions required by law and $32,839.74, less deductions required by law, representing satisfaction of the Company’s obligation of continuation of benefits.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table provides information as of December 31, 2009 with respect to the Company’s equity compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	1,258,947	$0.46	1,421,053
Equity compensation plans not approved by security holders	--	--	--
Total	1,258,947	$0.46	1,421,053

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of June 30, 2010 concerning the shares of Common Stock beneficially owned by persons known to the Company to be beneficial owners of more than five percent (5%) of the Company’s issued and outstanding Common Stock.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)
Common Stock	Frederick M. Pevow, Jr. 910 Oak Valley Drive Houston, TX 77024	4,555,933(2)	23.5%
Common Stock	John A. Raasch 1960 Las Palmas, #138 Laughlin, NV 89029	1,291,409(3)	6.7%
Common Stock	Josh Buterin 365 Kaw Lane East Lake Quivera, KS 66217	1,287,564(4)	6.6%

_________________________

(1)	Based upon 19,402,853 shares of Common Stock issued and outstanding as of June 30, 2010.
(2)
Consists of 2,292,070 shares of Common Stock for which Mr. Pevow has sole dispositive power and 4,555,933 shares of Common Stock for which Mr. Pevow has sole voting power, comprised of 2,292,070 shares of Common Stock directly owned by Mr. Pevow and an aggregate of 2,263,863 shares of Common Stock subject to those voting agreements between Mr. Pevow and certain stockholders of the Company described in Mr. Pevow’s Schedule 13D, filed with the SEC on February 11, 2010, and the amendments thereto, filed with the SEC on February 24, 2010, March 1, 2010, March 3, 2010, March 18, 2010 and June 4, 2010 (collectively, the “Pevow Schedule 13D”), pursuant to which each such stockholder of the Company agreed to vote the shares of Common Stock owned by such stockholder as instructed by Mr. Pevow and granted an irrevocable proxy to Mr. Pevow with respect to such shares in connection with, among other matters, the Annual Meeting.

(3)	Consists of 1,291,409 shares of Common Stock directly owned by Mr. Raasch.
(4)
Consists of 1,287,564 shares of Common Stock directly owned by Mr. Buterin.  Mr. Buterin’s shares are subject to a voting agreement between Mr. Buterin and Mr. Pevow as described in the Pevow Schedule 13D and are included in the number of shares beneficially owned by Mr. Pevow.  Mr. Buterin’s beneficial ownership is based on Mr. Buterin’s Schedule 13G filed with the SEC on April 7, 2008.

The following table sets forth information as of June 30, 2010 concerning the shares of Common Stock beneficially owned by (i) each director and nominee for director of the Company; (ii) each of the executive officers of the Company; and (iii) all directors and nominees and executive officers as a group.

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)
Common Stock	Perin Greg deGeurin, Director	--	*
Common Stock	David F. Huff, Director	--	*
Common Stock	John O. Niemann, Jr., Director	5,000(2)	*
Common Stock	Frederick M. Pevow, Jr., Chairman of the Board, Chief Executive Officer and President	4,555,933(3)	23.5%
Common Stock	John A. Raasch, Director	1,291,409(4)	6.7%
Common Stock	Paul G. VanderLinden, III, Director	20,000(5)	*
Common Stock	Jill Marlatt, Controller, Treasurer and Secretary	--	*
	All directors, officers and nominees as a group	5,872,342	30.3%

______________________

*	Indicates less than 1% ownership.
(1)	Based upon 19,402,853 shares of Common Stock issued and outstanding as of June 30, 2010.
(2)	Consists of 5,000 shares of Common Stock directly owned by Mr. Niemann.
(3)
Consists of 2,292,070 shares of Common Stock for which Mr. Pevow has sole dispositive power and 4,555,933 shares of Common Stock for which Mr. Pevow has sole voting power, consisting of 2,292,070 shares of Common Stock directly owned by Mr. Pevow and an aggregate of 2,263,863 shares of Common Stock subject to those voting agreements between Mr. Pevow and certain stockholders of the Company described in the Pevow Schedule 13D, pursuant to which each such stockholder of the Company agreed to vote the shares of Common Stock owned by such stockholder as instructed by Mr. Pevow and granted an irrevocable proxy to Mr. Pevow with respect to such shares in connection with, among other matters, the Annual Meeting.

(4)	Consists of 1,291,409 shares of Common Stock directly owned by Mr. Raasch.
(5)	Consists of 20,000 shares of Common Stock directly owned by Mr. VanderLinden.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors is asking stockholders to consider and act upon a proposal for the ratification of the appointment of Pannell Kerr Forster of Texas, P.C. (“PKF”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.  PKF was our independent registered public accounting firm for the fiscal year ended December 31, 2009.  Representatives of PKF are expected to be present at the Annual Meeting to respond to questions and may make a statement if they so desire.

The Board is submitting the selection of PKF for ratification by stockholders as a matter of good corporate practice.  In the event of a negative vote on such ratification, the Audit Committee will reconsider its selection of the independent registered public accounting firm but may conclude that it is in the best interests of the Company to retain PKF for the current fiscal year.  Even if the appointment is ratified, the Audit Committee, in its discretion, may recommend the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interest of the Company and its stockholders.

Audit Fees

For the fiscal year ended December 31, 2009, the Company paid PKF aggregate fees of $130,301 for auditing the financial statements included in the Company’s annual report on Form 10-K and current report on Form 8-K and reviewing the financial statements included in the Company’s quarterly reports on Form 10-Q.  For the fiscal year ended December 31, 2008, the Company paid PKF aggregate fees of $130,519 for auditing the financial statements included in the Company’s annual report on Form 10-K and reviewing the financial statements included in the Company’s quarterly reports on Form 10-Q.

Audit-Related Fees

The Company did not pay any fees for audit related services in the fiscal years ended December 31, 2008 and 2009.

Tax Fees

The Company paid Fitts, Roberts & Co., P.C. $42,394 for non-audit related services, which primarily consisted of preparation of federal and state income tax returns, in the fiscal year ended December 31, 2009.  The Company paid PKF fees of $25,037 for non-audit related services, which primarily consisted of preparation of federal and state income tax returns, in the fiscal year ended December 31, 2008.

All Other Fees

The Company did not pay any fees for financial information systems design and implementation or for other non-audit related services in the fiscal years ended December 31, 2008 and 2009.

Pre-Approval Policy Regarding Independent Registered Public Accounting Firm Services

The Audit Committee pre-approves all audit and non-audit services provided by the independent registered public accounting firm prior to the engagement of the independent registered public accounting firm with respect to such services.  The audit and other services provided by our independent accountants are supervised by the Audit Committee.  No services were performed in the fiscal years ended December 31, 2008 or 2009 by our independent registered public accountants that had not been pre-approved by our Audit Committee.

Recommendation of the Board of Directors

Our Board of Directors recommends a vote “FOR” the proposal ratifying the appointment of Pannell Kerr Forster of Texas, P.C. as the Company’s independent registered public accounting firm for fiscal year ending December 31, 2010.

OTHER BUSINESS

Management does not intend to bring any business before the Annual Meeting other than the matters referred to in the accompanying notice and as of the date of this Proxy Statement has not been informed of any matters that may be presented to the Annual Meeting by others.  If however, any other matters properly come before the Annual Meeting, it is intended that the persons named in the accompanying proxy will vote in accordance with the instructions of the Board of Directors on such matters.

ANNUAL REPORT

The Company’s annual report, which includes the Company’s Form 10-K for the year ended December 31, 2009, is being mailed to stockholders concurrently herewith.  The annual report is not a part of the proxy solicitation material.  Additional copies of the annual report will be provided, without charge, upon written request from any stockholder to: Gateway Energy Corporation, ATTN: Jill R. Marlatt, Controller, 1415 Louisiana Street, Suite 4100, Houston, Texas 77002.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

              Section 16 of the Exchange Act requires our directors and certain of our officers, and persons who beneficially own more than 10% of a registered class of our equity securities, to file initial reports of ownership and reports of changes in ownership with the SEC.  SEC regulations also require these persons to furnish us with a copy of all Section 16(a) forms they file.  Based solely on our review of the copies of the forms furnished to us and written representations from our officers who are required to file Section 16(a) forms and our directors, to our knowledge all Section 16(a) filing requirements were met during the fiscal year ended December 31, 2009, except that, according to public records, Charles O. Buckner, a former director of the Company, filed a Form 4 late during the fiscal year ended December 31, 2009, which covered one open market purchase of 31,646 shares of Common Stock by Mr. Buckner on May 20, 2009.

STOCKHOLDER PROPOSALS, DIRECTOR NOMINATIONS AND RELATED BY-LAW PROVISIONS

You may submit proposals for consideration at future stockholder meetings.  For a stockholder proposal to be considered for inclusion in the Company’s proxy statement for the annual meeting of stockholders next year, the matter must be appropriate for stockholder action and the Secretary must receive the written proposal at our principal executive offices no later than March 3, 2011.  Such proposals also must comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials.  Proposals should be addressed to:

Secretary
1415 Louisiana Street, Suite 4100
Houston, Texas 77002

For a stockholder proposal that is not intended to be included in the Company’s proxy statement under Rule 14a-8, or to nominate a director, the stockholder must provide the information required by the Company’s by-laws and give timely notice to the Secretary in accordance with the Company’s by-laws, which, in general, require that the notice be received by the Secretary:

• Not earlier than the close of business on May 20, 2011; and

• Not later than the close of business on June 19, 2011.

If the date of the annual meeting of stockholders is moved more than 30 days before or 60 days after the anniversary of this year’s Annual Meeting, then notice of a stockholder proposal that is not intended to be included in the Company’s proxy statement under Rule 14a-8 or the nomination must be received not earlier than the close of business 90 days prior to the meeting and not later than the close of business 60 days prior to the meeting or the tenth day following the day on which public announcement of the date of the meeting was first made.

Nomination of Directors

The stockholder’s notice must state as to each person whom the stockholder proposes to nominate for election or re-election as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director of the Company if elected).  The stockholder must also provide the following information on the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Company’s books, and of such beneficial owner and (ii) the class and number of shares of the Company which are owned beneficially and of record by such stockholder and such beneficial owner.

Other Matters

As to any other business that the stockholder proposes to bring before the meeting, the stockholder must provide a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made.  The stockholder must also provide the following information on the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Company’s books, and of such beneficial owner and (ii) the class and number of shares of the Company which are owned beneficially and of record by such stockholder and such beneficial owner.

                                                                                By Order of the Board of Directors

/s/  Frederick Pevow
Frederick Pevow
President and Chief Executive Officer
Houston, Texas
July 23, 2010

Annual Meeting of Stockholders of

GATEWAY ENERGY CORPORATION

August 18, 2010

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The annual report, notice of meeting, proxy statement and proxy card are available at http://www.amstock.com/ProxyServices/ViewMaterials.asp

Please mark, sign, date and mail your proxy card in the envelope provided as soon as possible.

----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Δ Please Detach and Mail in the Envelope Provided Δ

Please mark your votes as in this example	☒

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS AND WITH DISCRETIONARY AUTHORITY ON ALL OTHER MATTERS.

Each of the proposals listed below is proposed by the Company. None of the proposals is subject to, or is conditioned upon, the approval of the other proposals.

1.Proposal # 1. To elect the following persons as directors of the Company to serve until the next annual meeting of stockholders.

FOR the six nominees listed to the right (except as indicated below) ☐	WITHHOLD AUTHORITY to vote for the six nominees listed to the right ☐	Nominees: Perin Greg deGeurin David F. Huff John. O. Niemann, Jr. Frederick M. Pevow, Jr. John A. Raasch Paul G. VanderLinden, III
(INSTRUCTION: To withhold authority to vote for any nominee(s), write the name of nominee(s) on the space provided below.) ____________________________________
2.Proposal # 2. To ratify the appointment of Pannell Kerr Forster of Texas, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.
FOR ☐	AGAINST ☐	ABSTAIN ☐

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.
Signature of Stockholder		Signature of Stockholder (if held jointly)	Dated: , 2010

To change the address on your account, please check the box at the right and indicate your new ☐
address in the address space below.   Please note that changes to the registered name(s) on the
account may be submitted via this method.

________________________________________________________________________

NOTE:                    Please sign exactly as your name appears on this proxy.  When stock is held by joint tenants, both should sign.  When signing as attorney, executor, trustee or other representative capacity, please give your full title.

GATEWAY ENERGY CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF STOCKHOLDERS

August 18, 2010

The undersigned holder of common stock, par value $0.25 per share (the “Common Stock”), of Gateway Energy Corporation (the “Company”) hereby nominates and appoints

Frederick M. Pevow, Jr. and Jill R. Marlatt, or either of them, as the proxies of the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned,

to attend, act and vote in respect of all Common Stock registered in the name of the undersigned at the Annual Meeting of Stockholders (the “Meeting”) of the Corporation to be held at the Doubletree Hotel Houston Downtown, 400 Dallas Street, Houston, Texas 77002 on August 18, 2010 at 10:00 a.m. (local time), and at any and all adjournments thereof.  Without limiting the general powers hereby conferred, said proxies are directed to vote as designated on the reverse side, provided that, if no choice is specified herein, or if any instructions given are not clear, the Common Stock will be voted as if the stockholder had specified an affirmative vote.

(To be Signed on Reverse Side)